                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant |X| Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
|X|  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                                CFS Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4) Proposed maximum aggregate value of transaction:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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

[CFS logo]

                               CFS BANCORP, INC.
                                 707 RIDGE ROAD
                             MUNSTER, INDIANA 46321
                                 (219) 836-9990

                                                                  March 26, 2004

Dear Shareholder:

     You are cordially invited to attend the sixth Annual Meeting of Shareholders of CFS Bancorp, Inc. The meeting will be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana on Tuesday, April 27, 2004 at 10:00 a.m. Central Time. The matters to be considered by shareholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in CFS Bancorp, Inc. are sincerely appreciated.

                                          Best regards,

                                          /s/ Thomas F. Prisby

                                          Thomas F. Prisby
                                          Chairman of the Board and
                                          Chief Executive Officer

                               CFS BANCORP, INC.
                                 707 RIDGE ROAD
                             MUNSTER, INDIANA 46321
                                 (219) 836-9990

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 2004

                               ------------------

     NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders ("Annual Meeting") of CFS Bancorp, Inc. ("Company") will be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana on Tuesday, April 27, 2004 at 10:00 a.m. Central Time for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          (1) To elect two directors for three-year terms expiring in 2007, and until their successors are elected and qualified; and

          (2) To transact such other business as may properly come before the meeting or at any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors fixed March 5, 2004 as the Voting Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ MONICA F. SULLIVAN

                                          Monica F. Sullivan
                                          Corporate Secretary

Munster, Indiana
March 26, 2004

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

                               CFS BANCORP, INC.

                               ------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2004

     This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of CFS Bancorp, Inc. ("Company"), the parent holding company of Citizens Financial Services, FSB ("Bank"). The Company acquired all of the Bank's common stock issued in connection with the conversion of the Bank from the mutual to stock form and the related public offering of the Common Stock in July 1998 ("Conversion"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Shareholders ("Annual Meeting") to be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana on Tuesday, April 27, 2004 at 10:00 a.m. Central Time and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. A copy of the Company's 2003 Annual Report to Shareholders and Annual Report on Form 10-K, including audited consolidated financial statements, as of and for the year ended December 31, 2003 accompanies this Proxy Statement along with a Proxy Card. Such Annual Report and Form 10-K is not a part of the proxy solicitation materials. This Proxy Statement and the accompanying materials is first being mailed to shareholders on or about March 26, 2004.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. The Company has retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $5,500, plus reimbursement for out-of-pocket expenses. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

     Proxies solicited by this Proxy Statement will be returned to the proxy solicitor or the transfer agent and will be tabulated by the inspector of elections designated by the Board, who will not be employed by or act as a director of the Company or any of its affiliates.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the election of the Board of Directors' nominees to the Board of Directors, and otherwise at the discretion of the proxy holder. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company (Monica
F. Sullivan, Corporate Secretary, CFS Bancorp, Inc., 707 Ridge Road, Munster, Indiana 46321) written notice thereof; (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the meeting. Proxies solicited hereby may be exercised only at the Annual Meeting and at any adjournment thereof and will not be used for any other meeting.

                                     VOTING

     Only shareholders of record at the close of business on March 5, 2004 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 12,254,223 shares of Common Stock outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. A quorum at the Annual Meeting shall consist of shareholders representing, either in person or by proxy, a majority of the shares of the Company entitled to vote at the Annual Meeting.

     Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors.

     Under rules governing broker/dealers, each of the proposals being considered at the Annual Meeting is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. There are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                  CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company provides that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the shareholders of the Company for staggered terms and until their successors are elected and qualified.

     At the Annual Meeting, shareholders of the Company will be asked to elect one class of directors, consisting of two directors, for three-year terms expiring in 2007, and until their successors are elected and qualified.

     No director, executive officer or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, other than Mr. Thomas F. Prisby and Mr. James W. Prisby, who are brothers. Each of the nominees currently serves as director of the Company and the Bank.

     Pursuant to Nasdaq Rule 4350(c), the Board has affirmatively determined that a majority of the Company's directors are independent directors as defined by Nasdaq Rule 4200. The Company's independent directors are Sally A. Abbott, Gregory W. Blaine, Thomas J. Burns, Gene Diamond, Frank D. Lester and Charles R. Webb.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following table presents information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director. Ages are reflected as of March 5, 2004. No director of the Company or the Bank serves on the Board of Directors of any other publicly-traded corporation, bank, savings institution, or financial holding company.

NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2007

                                                      PRINCIPAL OCCUPATION DURING           DIRECTOR
NAME                                    AGE               THE PAST FIVE YEARS                SINCE:
----                                   ------         ---------------------------           --------
Frank D. Lester......................    63     Director of the Bank since 2000;              2001
                                                President of Union Tank Car, Chicago,
                                                Illinois since 1999; previously
                                                President of Procor, Inc., Toronto,
                                                Canada from 1994 to 1999.
Thomas F. Prisby.....................    62     Chairman of the Board and Chief               1998
                                                Executive Officer of the Company since
                                                1998 and of the Bank since 1996;
                                                previously, Mr. Prisby served as the
                                                President and Chief Operating Officer
                                                of the Bank from 1989 to 1996. Mr.
                                                Prisby joined the Bank in 1982 as
                                                Executive Vice President.

     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ABOVE-NAMED NOMINEES.

DIRECTORS WHOSE TERMS ARE CONTINUING

DIRECTORS WITH A TERM EXPIRING IN 2005

                                                         PRINCIPAL OCCUPATION DURING            DIRECTOR
NAME                                    AGE                  THE PAST FIVE YEARS                 SINCE
----                                   ------            ---------------------------            --------
Sally A. Abbott......................    69     Director of the Bank since 1986; currently        1998
                                                retired; Ms. Abbott retired from the Bank as a
                                                Vice President in 1994.
Gregory W. Blaine....................    55     Director of the Bank since 1998; consultant to    1998
                                                and former Chairman and Chief Executive
                                                Officer of TN Technologies; Mr. Blaine served
                                                in various capacities with True North
                                                Communications, Inc., the parent of TN
                                                Technologies, from 1979 to 1998, including
                                                director of Global Operating Systems, and as a
                                                member of the Board from 1990 to 1997.
Thomas J. Burns......................    70     Director of the Bank since 1994; Mr. Burns has    1998
                                                operated Burns-Kish Funeral Homes, Hammond,
                                                Indiana since 1954.

DIRECTORS WITH A TERM EXPIRING IN 2006

Gene Diamond.........................    51     Director of the Bank since 1994; appointed in     1998
                                                2004 as Regional Chief Executive Officer,
                                                after serving one year as Regional Chief
                                                Operating Officer for the Sisters of St.
                                                Francis of Perpetual Adoration, where he is
                                                responsible for the hospital group consisting
                                                of St. Margaret Mercy Healthcare Centers
                                                located in Hammond and Dyer, St. Anthony
                                                Medical Centers in Crown Point and St. Anthony
                                                Memorial Health Centers of Michigan City,
                                                Indiana; previously served as Chief Executive
                                                Officer of St. Margaret Mercy Healthcare
                                                Centers from 1993 to 2003.
James W. Prisby......................    53     Director of the Bank since 1977; Vice             1998
                                                Chairman, President and Chief Operating
                                                Officer of the Company since 1998 and of the
                                                Bank since 1996; previously, Executive Vice
                                                President of the Bank from 1993 to 1996 and
                                                Corporate Secretary of the Bank from 1977 to
                                                1996. Mr. Prisby joined the Bank in 1974 as
                                                internal auditor.
Charles R. Webb......................    62     Director of the Bank since 2002; currently        2002
                                                retired; Mr. Webb was the founder and Chief
                                                Executive Officer of Charles Webb & Co., from
                                                1989 to 1996, when the company was acquired by
                                                Keefe, Bruyette & Woods, Inc., where Mr. Webb
                                                served as Executive Vice President until his
                                                retirement in 2000.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Set forth hereafter is information with respect to the principal occupations during the last five years for the executive officers of the Company and the Bank who do not serve as a director of the Company. All executive officers are elected annually by the Board of Directors and serve until their successors are elected and qualified. As of the date hereof, no executive officer set forth below is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

     Charles V. Cole. Age 42. Mr. Cole joined the Company and the Bank in 2003, and currently serves as Executive Vice President and Chief Financial Officer of the Company and the Bank. Prior to joining the Bank, he served as Senior Vice President and Chief Financial Officer at Advance Bancorp in Lansing, Illinois from 1999 to 2003. Mr. Cole began his career with Advance Bancorp in 1991 as controller of South Chicago Bank and was promoted to Vice President and Chief Financial Officer of Advance Bancorp in 1995.

     Thomas L. Darovic. Age 53. Mr. Darovic has served as Executive Vice President of Operations for the Bank since 2003. Mr. Darovic joined the Bank in 2002 as Vice President and was elected to Senior Vice President that same year. Prior to his employment with the Bank, Mr. Darovic served as Vice President of Retail Operations and Administrative Services for Superior Bank FSB, Hinsdale, Illinois beginning in 1993.

     Zoran Koricanac. Age 46. Mr. Koricanac joined the Bank in 2003 and currently serves as Senior Vice President - Commercial Lending. Previously, Mr. Koricanac served as Senior Lending Officer for Advance Bank, Lansing, Illinois from 1999 to 2003. Prior to that, Mr. Koricanac served as the Senior Manager for Loan Management Services at the accounting firm of Crowe Chizek and Company in Oak Brook, Illinois beginning in 1992.

     Jeffrey C. Stur.  Age 55. Mr. Stur has served as Senior Vice
President - Credit Administration for the Bank since 2003. Previously, Mr. Stur served as Senior Vice President - Lending beginning in 1995. Mr. Stur has also held various roles of increasing responsibility since his employment with the Bank began in 1972.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the officers, directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock, except for the CFS Bancorp, Inc. Employee Stock Ownership Plan Trust, which owns 10.6% of the shares outstanding of the Common Stock of the Company.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, fiscal year 2003, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Exchange Act, except for the delinquent filing on Form 4 made on February 3, 2004 by Mr. Lester to report a sale of 756 shares by his spouse.

ATTENDANCE OF THE BOARD AT ANNUAL MEETINGS

     Although the Company does not have a formal policy regarding director attendance at annual meetings of shareholders, the Company typically schedules a Board Meeting in conjunction with the annual meeting of shareholders and expects that its directors will attend. All of the directors attended the Annual Meeting of Shareholders held in April 2003.

MEETINGS OF THE BOARD OF THE COMPANY

     During the fiscal year ended December 31, 2003, the Board of Directors of the Company met eleven times. No director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he or she has been a director and the total number of meetings held by all committees of the Board on which he or she served during the periods for which he or she served.

                BOARD COMMITTEE REPORTS, POLICIES AND PROCEDURES

COMMITTEES

     The Board of Directors of the Company has established an Audit Committee, a Compensation Committee, and a Nominating Committee, among others. The following are reports for 2003 from these Committees, including statements of policies and procedures required under rules adopted by the SEC.

REPORT OF THE 2003 AUDIT COMMITTEE

     The Audit Committee is composed solely of independent members, as defined by the listing standards of the Nasdaq Stock Market, of the Board of Directors of the Company. All members of the Audit Committee are required to be financially literate, and at least one member must have accounting or related financial management experience. Mr. Webb has been identified by the Board as an "audit committee financial expert" as defined by rules promulgated by the SEC pursuant to the provisions of Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee: 1) reviews with management, the internal auditor and the independent auditors the systems of internal control, 2) monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles, and 3) reviews the records and affairs of the Company and its financial condition. The Company has adopted an Audit Committee Charter, the most recent version of which is attached hereto as Appendix A and may be viewed on the Company's website at www.cfsbancorp.com. The current members of the Audit Committee are Mr. Blaine, who is Chairman, and Messrs. Lester and Webb. The Audit Committee met three times in fiscal 2003.

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting and financial reporting functions. Management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

     The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, in compliance with applicable provisions of the Audit Committee Charter, the Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the auditors their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

                                          Respectfully submitted,

                                          Gregory W. Blaine (Chairman)
                                          Frank D. Lester
                                          Charles R. Webb

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

     Under the Sarbanes-Oxley Act of 2002, the Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that such services do not impair the auditor's independence from the Company. Accordingly, the Audit Committee has adopted and the Board of Directors has ratified an Audit and Non-Audit Services Pre-Approval Policy ("Pre-Approval Policy") for the Company which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

     As set forth in the Pre-Approval Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee will also take into account the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services and the total amount of fees for certain permissible non-audit services classified as all other services. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services.

     The Audit Committee believes that the independent auditor can provide tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval for those tax services that: 1) have historically been provided by the auditor, 2) the Audit Committee has reviewed and believes would not impair the independence of the auditor, and 3) are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

     The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services that it believes are: 1) routine and recurring, 2) would not impair the independence of the auditor, and 3) are consistent with the SEC's rules on auditor independence. In no event, however, will the Audit Committee approve the use of the independent auditor to provide those non-audit services that have been expressly prohibited by relevant SEC rules.

     Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the internal auditor and must include a statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     As provided in the Sarbanes-Oxley Act of 2002 and the SEC's rules promulgated pursuant thereto, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated its pre-approval authority to the Chairman of the Committee.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is comprised of at least three directors, each of whom is independent as defined with listing standards of the Nasdaq Stock Market. Members of the Compensation Committee are considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Compensation Committee members are required to be financially literate, and at least one member has large-company experience in the areas of human resources and compensation management. The Company adopted a Compensation Committee Charter in 2003. A copy of the Compensation Committee Charter can be viewed on the Company's website at www.cfsbancorp.com. During fiscal 2003, the members of the Compensation Committee were Mr. Diamond, who was Chairman and Messrs. Blaine and Burns. No member of the Compensation Committee is a current officer or employee of the Company, the Bank or any of its subsidiaries, or engaged in certain transactions with the Company or its subsidiaries required to be disclosed by the SEC's regulations. The Compensation Committee met five times in 2003.

     The Compensation Committee has been established by the Board of Directors in order to assist in the development and oversight of human resource policies, compensation policies, incentive plans, stock benefit programs and other employee compensation and benefits issues. The Compensation Committee also establishes policies regarding compensation for the Company's executive officers and, pursuant to such policies, determines the compensation of and benefits to the Company's executive officers.

     The Compensation Committee members recognize that the Company must attract, retain and motivate management to achieve performance goals that reward them for outstanding performance while serving the financial interests of the Company and its shareholders. In determining executive compensation levels, the Compensation Committee seeks to establish salary and bonus levels which will attract and retain qualified executives when considered with other components of the Company's compensation structure. The Committee also considers specific annual performance criteria and looks to create compensation plans that reward executive officers for continuous improvement in those areas which contribute to increases in shareholder value. The level of any salary increase is based upon an executive's job performance over the year in conjunction with the Company's goals of profitability, growth, and customer satisfaction. Economic conditions and peer group compensation surveys provide additional information to support the compensation planning process.

     The Company must compensate its executives fairly and competitively in the markets in which it competes. The competitive market for the Company's executives is primarily banks and thrifts of a similar asset size located throughout the midwestern United States.

     The Company's compensation philosophy is to provide its executives, including the Chairman and Chief Executive Officer, with conservatively competitive base salaries combined with performance-based annual and long-term incentives that provide an appropriate balance and focus between near-term and long-term objectives of the Company. The compensation model for executives of the Company targets total compensation to be competitive (at least the 50th percentile) when measured against a range of selected comparable companies, including financial institutions in the Company's size range. Executive compensation is primarily comprised of base salary, incentive compensation, and stock benefit plan awards.

     In considering the compensation levels for officers of the Company and the Bank, the Compensation Committee reviewed total compensation levels of executives in comparable positions at selected similar institutions and determined the base and total compensation amounts for each executive based on such review. To assist the Compensation Committee, an independent compensation consultant was retained to prepare a compensation analysis and compile recent compensation data from various sources. In particular, the compensation for the Chief Executive Officer, Thomas F. Prisby, is deemed appropriate and equitable based on:

     - the Bank's progress towards its long-term strategic plan of transforming its asset mix and business model from that of a traditional thrift to that of a community bank;

     - the Bank's maintenance of capital at levels in excess of regulatory requirements and its continuing application of sound lending policies;

     - the selection, recruitment and continued development of the executive staff of the Bank while simultaneously reducing compensation costs;

     - the Bank's successful opening of two new branches, closing of four underperforming branches, and the continued viability of the Bank's branching strategy;

     - the Bank's continued success in its tax expense reduction efforts; and

     - the continued progress in the growth of the commercial lending and business lending areas.

     While each of the factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight.

     The Compensation Committee is also responsible for administering awards granted pursuant to the Company's 1998 and 2003 Stock Option Plans. Under these Stock Option Plans, the Compensation Committee determines which officers, key employees and non-employee directors will be granted options, whether such options will be granted as incentive or compensatory options (in case of options to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock.

     Awards to the Company's executive officers are reviewed by the Company's compensation consultants and other professionals as to propriety and reasonableness as compared to historical levels of grants within the financial services industry.

     During fiscal 2003, 22 individuals were granted aggregate options on 80,100 shares, 158,590 options were exercised, and 78,680 options were cancelled, leaving a total of 28,395 shares remaining available for issuance under the 1998 Stock Option Plan as of year end.

     During fiscal 2003, 28 individuals were granted aggregate options on 200,200 shares, leaving a total of 399,800 shares remaining available for issuance under the 2003 Stock Option Plan as of year end.

     Officers, key employees and directors of the Company who are selected by the Compensation Committee are eligible to receive benefits under the 1998 Recognition and Retention Plan ("Recognition Plan"). During fiscal 2003, five individuals were awarded an aggregate 21,000 shares of restricted stock under the Recognition Plan, 800 shares of restricted stock were cancelled, leaving 1,050 additional shares available for grant under the Recognition Plan.

     Base pay levels for Messrs. Thomas Prisby, James Prisby and Stur were not adjusted in 2003. The base pay level for Mr. Darovic was adjusted by 15% in recognition of his promotion. Messrs. Thomas Prisby, James Prisby, John T. Stephens, Darovic and Stur were granted options on 35,000, 30,000, 10,000, 15,000 and 10,000 shares, respectively, in fiscal 2003. In addition, Messrs. Thomas Prisby, James Prisby and Darovic were awarded restricted share awards covering 4,000, 4,000 and 5,000 shares, respectively, under the Recognition Plan in fiscal 2003.

                                          Respectfully submitted,

                                          Gene Diamond (Chairman)
                                          Gregory W. Blaine
                                          Thomas J. Burns

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Determinations regarding compensation of the Company's and Bank's employees are made by the Compensation Committee of the Board of Directors, who are all independent directors. Messrs. Blaine, Burns and Diamond are the current members of the Compensation Committee and also serve as directors of the Bank. Additionally, there were no Compensation Committee interlocks during 2003, which generally means that no executive officer of the Company served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Company's Compensation Committee.

REPORT OF THE 2003 NOMINATING COMMITTEE

     The Nominating Committee is comprised solely of independent members of the Board of Directors of the Company as defined by the listing standards of the Nasdaq Stock Market. On January 26, 2004, the Company adopted a Nominating Committee Charter which can be viewed on the Company's website at www.cfsbancorp.com. Previously, the Nominating Committee served under the terms and conditions set forth in the appointing resolution. Members of the Nominating Committee are Mr. Burns, who is Chairman, and Messrs. Blaine and Diamond. The Nominating Committee met one time in fiscal 2003. All nominations for directors of the Company were made by the Nominating Committee.

     Unless an unexpected vacancy or an immediate and pressing need dictates otherwise, it is the preference of the Company to recruit new directors from the Bank's Board. The Company believes this allows the members of the Committee, all of whom are members of the Bank's Board, the opportunity to observe and evaluate the effectiveness, commitment and contribution of the individual for an extended period of time prior to nominating them for election to the Company's Board.

     While the Bank and the Company have separate nominating committees, the nomination process is essentially the same. Generally, names of prospective directors are forwarded by members of the Company's Board for review by the Nominating Committee. The process for candidates is:

     - The Chairman and Chief Executive Officer, the President, the Nominating Committee or other Board Members identifies the need to add a new Board Member;

     - The Chair of the Nominating Committee initiates the search, working with staff support and seeking input from Board Members and Senior Management;

     - The Nominating Committee initially identifies a slate of candidates that will satisfy specific criteria and otherwise qualify for membership on the Board;

     - The Nominating Committee Members or Board Members determine if they or other Board Members have relationships with preferred candidates and can initiate contacts;

     - The Chairman and Chief Executive Officer, President and at least one member of the Nominating Committee interview prospective candidate(s) and keeps the Board informed on the progress of the search;

     - The Nominating Committee meets to consider and approve the final candidate; and

     - The Nominating Committee seeks the respective Board's endorsement of the selected candidate.

     Given the nature of the Company and the Bank's business, as well as the need to have sufficiently experienced and knowledgeable independent directors serve on both the Company and the Bank's Audit, Nominating and Compensation Committees, the Nominating Committees seeks to recruit and retain directors with significant executive and/or financial experience.

     The Nominating Committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders. Desired qualities to be considered include:

     Experience (in one or more of the following):

     - high-level leadership experience in business or administrative activities;

     - breadth of knowledge about issues affecting the Company; and

     - ability and willingness to contribute special competencies to Board activities.

     Personal attributes:

     - personal integrity;

     - loyalty to the Company and concern for its success and welfare;

     - willingness to apply sound and independent business judgment;

     - awareness of a Director's vital part in the Company's good corporate citizenship and the corporate image;

     - time available for meetings and consultation on Company matters; and

     - willingness to assume broad, fiduciary responsibility.

     Qualified candidates for membership on the Company's Board of Directors will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. The Nominating Committee will review the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and recommend to the Board the slate of Directors to be nominated for election at the annual meeting of shareholders. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

     Nominations to the Board may also be submitted to the Nominating Committee by the Company's shareholders in accordance with the Company's Bylaws. The Committee may also consider recommendations from shareholders regarding possible candidates for director. Any such nominations, together with appropriate biographical information, should be submitted to the Chairman of the Nominating Committee, c/o the Corporate Secretary, 707 Ridge Road, Munster, IN 46321.

     The Company believes its Board works best when it operates in a spirit of collegiality, mutual respect and trust. Consequently, unsolicited recommendations regarding potential director candidates may be subject to additional scrutiny by the Nominating Committee. Reliable references are required for all prospective members of the Bank's or the Company's Board. The Committee will take special care to insure that suggested candidates do not possess undisclosed motives for seeking the nomination, conflicting loyalties to special interest groups, or a desire to represent a distinct subset of the Company's shareholders.

                                          Respectfully submitted,

                                          Thomas J. Burns (Chairman)
                                          Gregory W. Blaine
                                          Gene Diamond

SHAREHOLDER NOMINATIONS

     Article IV, Section 4.15 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or a committee appointed by the Board, to be made at a meeting of shareholders called for the election of directors, and only by a shareholder who has complied with the notice provisions in that section. Shareholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a shareholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the

Company no later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of shareholders of the Company. Each written notice of a shareholder nomination is required to include certain information specified in the Company's Bylaws. Any such nomination by a shareholder with respect to the Annual Meeting must have been delivered or received no later than the close of business on November 29, 2003. No such nominations by shareholders were received.

                           COMMUNICATING TO THE BOARD

     You can correspond with any member of the Company's Board of Directors by writing to the director, c/o Corporate Secretary, CFS Bancorp, Inc., 707 Ridge Road, Munster, IN 46321.

     Employees and others who wish to contact a member of the Company's Board or the Audit Committee to report complaints or concerns with respect to accounting, internal accounting controls or auditing matters, may do so anonymously by directing correspondence to the attention of the member of the Board or Committee, c/o Internal Auditor, CFS Bancorp, Inc., 707 Ridge Road, Munster, IN 46321.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of certain information concerning the compensation paid by the Bank for services rendered in all capacities during the fiscal years ended December 31, 2003, 2002 and 2001 to the Chairman and Chief Executive Officer and the four highest paid executive officers of the Bank and its subsidiaries, whose salary plus bonus during fiscal 2003 exceeded $100,000. The named executive officers did not receive separate compensation from the Company.

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                 ANNUAL COMPENSATION
                                                -----------------------------------------------------

                                                                                          OTHER
                                                                                         ANNUAL
          NAME AND                                                                    COMPENSATION
     PRINCIPAL POSITION             YEAR             SALARY           BONUS(1)           (2)(3)
------------------------------------------------------------------------------------------------------------------------------------
  Thomas F. Prisby                  2003            $334,256          $ 50,266                --
  Chairman and Chief                2002            $329,932          $ 51,238           $26,861
  Executive Officer                 2001            $328,920          $ 35,985           $50,184
------------------------------------------------------------------------------------------------------------------------------------
  James W. Prisby                   2003            $304,460          $ 43,421                --
  President and Chief               2002            $300,527          $ 46,665           $ 2,619
  Operating Officer                 2001            $290,016          $ 32,405           $23,884
------------------------------------------------------------------------------------------------------------------------------------
  John T. Stephens                  2003            $223,495          $ 31,923                --
  Executive Vice President          2002            $220,598          $ 30,904                --
  and Chief Financial               2001            $214,992          $ 21,820           $13,045
  Officer(6)
------------------------------------------------------------------------------------------------------------------------------------
  Thomas L. Darovic                 2003            $111,300          $ 22,798                --
  Executive Vice President --       2002            $ 65,769          $  6,110                --
  Operations                        2001                 N/A               N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
  Jeffrey C. Stur                   2003            $111,800          $ 18,362                --
  Sr. Vice President --             2002            $110,650          $ 12,226                --
  Credit Administration             2001            $108,028          $  9,768                --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                              LONG TERM COMPENSATION
                               -----------------------------------------------------
                                             AWARDS                     PAYOUTS
                               ----------------------------------- -----------------
                                                    SECURITIES                           ALL OTHER
          NAME AND                RESTRICTED        UNDERLYING           LTIP          COMPENSATION
     PRINCIPAL POSITION            STOCK(4)           OPTIONS           PAYOUTS             (5)
-----------------------------  -----------------------------------------------------------------------------------------------------
-------------------------------
  Thomas F. Prisby                  $56,760           35,000               --            $  6,000
  Chairman and Chief                     --           20,000               --            $ 98,725
  Executive Officer                      --           35,000               --            $103,119
-----------------------------  -----------------------------------------------------------------------------------------------------
-------------------------------
  James W. Prisby                   $56,760           30,000               --            $  6,000
  President and Chief                    --           20,000               --            $ 80,966
  Operating Officer                      --           30,000               --            $ 87,210
-----------------------------  -----------------------------------------------------------------------------------------------------
-------------------------------
  John T. Stephens                       --           10,000               --            $  6,000
  Executive Vice President               --           10,000               --            $ 72,673
  and Chief Financial                    --           20,000               --            $ 70,019
  Officer(6)
-----------------------------  -----------------------------------------------------------------------------------------------------
-------------------------------
  Thomas L. Darovic                 $70,950           15,000               --            $  2,477
  Executive Vice President --            --           20,000               --                  --
  Operations                            N/A              N/A              N/A                 N/A
-----------------------------  -----------------------------------------------------------------------------------------------------
-------------------------------
  Jeffrey C. Stur                        --           10,000               --            $  3,721
  Sr. Vice President --                  --            5,000               --            $ 30,134
  Credit Administration                  --           10,000               --            $ 35,592
-----------------------------
-----------------------------  -----------------------------------------------------------------------------------------------------
-------------------------------
                               -----------------------------------------------------------------------------------------------------
-------------------------------

---------------
(1) Represents cash bonuses earned during the fiscal year which may have been paid in part or will be paid in the following year.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Company, the costs to the Bank of providing such benefits to each of the named executive officers during the fiscal year ended December 31, 2003 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for each individual.

(3) Reflects the amount equal to the difference between the benefits that would be payable under the Bank's retirement plans for that fiscal year, but for the limitation set forth in the Internal Revenue Code of 1986, as amended ("Code"), with respect to includable compensation and the maximum benefit payable under the Bank's retirement plans. Includable compensation does not include Recognition Plan benefits.

(4) Reflects market value on date of award of restricted stock pursuant to the Recognition Plan to Messrs. Thomas Prisby, James Prisby and Darovic of 4,000, 4,000 and 5,000 shares, respectively.

(5) For fiscal 2003, consists of the Bank's contributions to the Bank's 401(k) profit sharing plan of $6,000, $6,000, $6,000, $3,721 and $2,477 for the accounts of Messrs. Thomas Prisby, James Prisby, Stephens, Stur and Darovic, respectively. Allocations to be made for 2003 pursuant to the Company's Employee Stock Ownership Plan ("ESOP"); and pursuant to the excess benefit plan for amounts not permitted under the ESOP due to limits under the Code ("ESOP SERP") could not be determined by the time this Proxy Statement was prepared.

(6) Mr. Stephens retired effective January 2, 2004.

COMPENSATION PURSUANT TO STOCK OPTIONS

     The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the fiscal year ended December 31, 2003.


                                               OPTION GRANTS IN LAST FISCAL YEAR                GRANT DATE
                                                       INDIVIDUAL GRANTS                          VALUE
                                      NUMBER OF
                                      SECURITIES
                                      UNDERLYING     % OF TOTAL
                                       OPTIONS     OPTIONS GRANTED   EXERCISE   EXPIRATION      GRANT DATE
                  NAME                GRANTED(1)    TO EMPLOYEES     PRICE(2)      DATE      PRESENT VALUE(3)
-------------------------------------------------------------------------------------------------------------------
     Thomas F. Prisby                   35,000          13.4%         $13.99     5/19/13         $116,550
-------------------------------------------------------------------------------------------------------------------
     James W. Prisby                    30,000          11.5%         $13.99     5/19/13         $ 99,900
-------------------------------------------------------------------------------------------------------------------
     John T. Stephens                   10,000           3.8%         $13.99     5/19/13         $ 33,300
-------------------------------------------------------------------------------------------------------------------
     Thomas L. Darovic                  15,000           5.8%         $13.99     5/19/13         $ 49,950
-------------------------------------------------------------------------------------------------------------------
     Jeffrey C. Stur                    10,000           3.8%         $13.99     5/19/13         $ 33,300

---------------

(1) Consists of stock options exercisable at the rate of 20% per year from the date of grant.

(2) In all cases the exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(3) The fair value of the options granted was estimated using the Black-Scholes Pricing Model. Under this analysis, the risk-free interest rate was assumed to be 3.4%, the expected volatility to be 28.3%, the expected dividend yield to be 3.0%, and the expected life of the options to be 6.4 years.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

     The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended December 31, 2003 and options held at December 31, 2003.

-------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------
                       NUMBER OF SHARES         VALUE           NUMBER OF UNEXERCISED OPTIONS
                         ACQUIRED UPON        REALIZED                   AT YEAR END
                          EXERCISE OF           UPON        -------------------------------------
        NAME                OPTIONS          EXERCISE(1)       EXERCISABLE       UNEXERCISABLE
   ------------------------------------------------------------------------------------------
  Thomas F. Prisby       20,000                $82,800           187,000            128,000
-------------------------------------------------------------------------------------------------
  James W. Prisby        10,000                $43,500           156,000            109,000
-------------------------------------------------------------------------------------------------
  John T. Stephens       10,000                $50,000           102,000             58,000
-------------------------------------------------------------------------------------------------
  Thomas L. Darovic        --                  --                  4,000             31,000
-------------------------------------------------------------------------------------------------
  Jeffrey C. Stur          --                  --                 29,000             26,000
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

---------------------  -------------------------------------
   ------------------  ------------------------------------------------------------------------------------------
                         VALUE OF UNEXERCISED IN-THE-MONEY
                              OPTIONS AT YEAR END(2)
                          ------------------------------
        NAME              EXERCISABLE       UNEXERCISABLE
   ------------------  ------------------------------------------------------------------------------------------
  Thomas F. Prisby         $873,640           $389,660
-------------------------------------------------------------------------------------------------   --------------------------------
-----
  James W. Prisby          $746,840           $343,160
-------------------------------------------------------------------------------------------------   --------------------------------
-----
  John T. Stephens         $675,100           $201,580
-------------------------------------------------------------------------------------------------   --------------------------------
-----
  Thomas L. Darovic        $  4,990           $ 32,110
-------------------------------------------------------------------------------------------------   --------------------------------
-----
  Jeffrey C. Stur          $131,900           $ 70,500
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------   --------------------------------
-----
                       -------------------------------------

---------------
(1) Based on per share market price on date of exercise.

(2) Based on a per share market price of $14.80 at December 31, 2003.

EMPLOYMENT AGREEMENTS

     In 2003, the Company and the Bank ("Employers") entered into new employment agreements with each of Messrs. Thomas Prisby, James Prisby, Darovic and Cole ("Executives"). The agreements with Messrs. Thomas Prisby and James Prisby superseded existing employment agreements with such persons. The Employers agreed to employ Messrs. Thomas Prisby and James Prisby each for a term of three years and Messrs. Darovic and Cole, each for a term of one year, in each case in their current respective positions. The terms of the agreements with the Executives are at their current salary levels. The employment agreements are reviewed annually by the Employer's respective Board of Directors. The term of each of the Executives' employment agreement with the Company is extended daily for a successive additional one-day period unless the Company provides notice, not less than 60 days prior to such date of its intent, not to extend the employment term. The term of each Executive's agreement with the Bank may be extended by the Bank each year for an additional year.

     Each of the employment agreements is terminable with or without cause by the Employers. The Executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death. In the event that (i) the Executive terminates his employment because of failure to comply with any material provision of the employment agreement by the Employers or the Employers change the Executive's title or duties or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the Executive as a result of certain adverse actions which are taken with respect to the Executive's employment following a change in control of the Company, as defined, the Executive will be entitled to a cash severance amount. In the case of Messrs. Thomas Prisby and James Prisby, the cash severance amount would be equal to three times their average annual compensation, as defined. The agreements also provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code and such payments will cause the Executive to incur an excise tax under the Code, the Company shall pay the Executive an amount such that after the payment of all federal, state and local income taxes and any additional excise tax, the Executive will be fully reimbursed for the amount of such excise tax. In the case of Messrs. Darovic and Cole, the cash severance amount would be equal to 100% of the salary and bonus they received for the previous year (except in fiscal 2004, Mr. Cole would receive 125% of his base salary in consideration for the fact he did not participate in the 2003 incentive bonus program).

     A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or Bank may determine to enter into similar employment agreements with other officers of the Company and/or Bank in the future.

DIRECTORS' COMPENSATION

     Members of the Board do not receive an annual retainer. Members of the Company's Board of Directors receive $500 per Board meeting attended. Members of the Bank's Board of Directors receive $1,500 per Board meeting attended. Board members also receive $350 per Compensation Committee meeting attended with the appointed Chairman being paid an additional $100; $200 per Executive Committee meeting attended; $400 per Audit Committee meeting attended with the appointed Chairman being paid an additional $100; and $100 per Nominating Committee attended. Members of the Board are also compensated for transportation costs to attend Board meetings. Messrs. Thomas Prisby, James Prisby and Stephens were not compensated for attending Company or Bank Board meetings (as applicable), or for attending Company or Bank Committee meetings. Board fees are subject to periodic adjustment by the Board of Directors. There were no meetings of the Executive Committee in 2003.

     All members of the Company's Board of Directors also serve as members of the Bank's Board of Directors. In addition, Robert R. Ross and Joyce M. Simon also serve as members of the Bank's Board of Directors and the Company's Advisory Board. Mr. Ross and Ms. Simon were elected to the Bank's Board in 2003, and to the Company's Advisory Board in 2004. Mr. Stephens was elected to the Bank's Advisory Board following his retirement from the Bank and the Company in January 2004. Mr. Bernard Bolls has also served on the Bank's Advisory Board since 1998.

RETIREMENT PLAN

     The Bank maintains a non-contributory, tax-qualified defined benefit pension plan ("Retirement Plan") for eligible employees. All salaried employees age 21 or older who completed at least one year of service prior to March 1, 2003 are eligible to participate in the Retirement Plan. The Retirement Plan provides a benefit for each participant, including executive officers named in the Summary Compensation Table, equal to 1.5% of the participant's final average compensation (highest average annual compensation during 60 consecutive calendar months) multiplied by the participant's years (and any fraction thereof) of eligible employment. A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Bank on an actuarial basis, and all assets are held in trust by the Retirement Plan trustee.

     The Retirement Plan's benefits were frozen effective March 1, 2003. Although no further benefits will accrue while the freeze remains in place, the freeze does not reduce the benefits accrued to that date.

     The following table illustrates the annual benefit payable upon normal retirement at age 65 at various levels of compensation and years of service under the Retirement Plan.

                                                          YEARS OF SERVICE (1)(2)
                                              ------------------------------------------------
REMUNERATION                                    15        20        25        30         35
------------                                  -------   -------   -------   -------   --------
$ 80,000....................................  $18,000   $24,000   $30,000   $36,000   $ 42,000
 100,000....................................   22,500    30,000    37,500    45,000     52,500
 120,000....................................   27,000    36,000    45,000    54,000     63,000
 140,000....................................   31,500    42,000    52,500    63,000     73,500
 160,000....................................   36,000    48,000    60,000    72,000     84,000
 180,000....................................   40,500    54,000    67,500    81,000     94,500
 200,000....................................   45,000    60,000    75,000    90,000    105,000

---------------

(1) The annual retirement benefits shown in the table are single life annuity amounts with no offset for Social Security benefits. There are no other offsets to benefits.

(2) For the fiscal year of the Retirement Plan beginning on July 1, 2003, the average final compensation used to compute benefits under the Retirement Plan did not exceed $172,000 in accordance with the Code (as adjusted for subsequent years pursuant to Code provisions). Benefits in excess of the limitation were provided through cash payments made annually to each officer affected by such limitation. For the fiscal year of the Retirement Plan beginning on July 1, 2003, the maximum annual benefit payable under the Retirement Plan $200,000 (as adjusted for subsequent years pursuant to Code provisions). The maximum years of service credited for benefit purposes is not limited.

     The following table sets forth the years of credited service and the average annual earnings (as defined above) determined as of June 30, 2003, the end of the plan year, for each of the executive officers named in the Summary Compensation Table. Mr. Darovic was not a participant in the Retirement Plan.

                                                               YEARS OF       AVERAGE ANNUAL
                                                           CREDITED SERVICE    EARNINGS(1)
                                                           ----------------   --------------
Thomas F. Prisby.........................................         20             $172,000
James W. Prisby..........................................         28             $172,000
John T. Stephens.........................................         19             $172,000
Jeffrey C. Stur..........................................         30             $121,051

---------------

(1) Reflects effect of limitation of the amount of compensation that may be used in calculating benefits under the provisions of the Code.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

     The Company has two supplemental executive retirement plans to provide for supplemental benefits to certain employees whose benefits under the ESOP and the Retirement Plan are reduced by limitations imposed by the Internal Revenue Code. The supplemental benefits equal the amount of additional benefits the participants would receive if there were no income limitations imposed by the Internal Revenue Code. From time to time, our Board of Directors will designate which employees may participate in these additional supplemental executive retirement plans. The Company has established grantor trusts in connection with the plans to satisfy its obligations under the plans. The assets of the grantor trusts are subject to the claims of the Company's general creditors in the event of insolvency. The grantor trusts must invest substantially all their assets in the Company's common stock.

     Currently trusts are in place for Messrs. Thomas Prisby, James Prisby and Stephens and Ms. Abbott. There were no payments or contributions made for fiscal 2003 with respect to the Retirement Plan. Contributions to the ESOP SERP are expected to be made on behalf of Messrs. Thomas Prisby, James Prisby and Stephens, for fiscal 2003; however, the amount of their individual contributions could not be determined by the time this Proxy Statement was prepared.

INCENTIVE BONUS PLAN

     The Company's annual incentive compensation program is designed to provide additional annual compensation based on the achievement of performance targets approved by the Compensation Committee and the Board of Directors. Twenty-one officers of the Bank participated in the 2003 Incentive Plan. Annual incentive compensation awards are based upon a combination of corporate performance measured in diluted earnings per share, the performance of the officer's business unit or functional area of responsibility and the officer's individual performance. In the case of officers other than the Chief Executive Officer, the Compensation Committee considers the recommendation and evaluation of the Chief Executive Officer of the individual performance of each officer and that of his or her business unit in meeting its strategic goals and objectives.

     Based on the financial results in the fiscal year ending December 31, 2003, the corporate component of annual incentive compensation awards was not met. The Committee and the Board of Directors have approved a structure and design for the 2004 Executive Management Incentive Plan that is similar to the 2003 Incentive Plan.

     The 2003 incentive compensation award ratified in March 2004 by the Compensation Committee for the Chief Executive Officer was $24,066. Other officers, whose incentive compensation awards were based on business unit and individual performance, received awards ranging from 2.0% to 18.3% of their respective base salaries.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     Section 402 of the Sarbanes-Oxley Act of 2002, which became law on July 30, 2003, amends Section 13 of the Securities Exchange Act of 1934 to prohibit public companies from making or arranging many types of personal loans, directly or indirectly, to their directors and executive officers. Section 402, however, exempts loans made or maintained by FDIC-insured banks and thrifts, if the loans are otherwise permitted under existing insider-lending restrictions applicable to banks.

     In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees, as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal shareholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution, (ii) does not give preference to any director, executive officer or principal shareholder, or certain affiliated interests of either, over other employees of the savings institution, and (iii) does not involve more than the normal risk of repayment or present other unfavorable features.

     The Company is unaware of any related party transactions other than loans described above.

PERFORMANCE GRAPH

     The following graph demonstrates comparison of the cumulative total returns for the Common Stock, the Standard & Poor's 500 Index ("S&P 500") and the Nasdaq Bank Index from the close of trading on December 31, 1998, to the close of trading on December 31, 2003.

                            TOTAL RETURN PERFORMANCE

                              [PERFORMANCE GRAPH]

-------------------------------------------------------------------------------------------------------------------------
             Index                 12/31/98       12/31/99       12/31/00       12/31/01       12/31/02       12/31/03
-------------------------------------------------------------------------------------------------------------------------
 CFS Bancorp, Inc.                  100.00          95.53         114.02         157.67         161.55         172.35
-------------------------------------------------------------------------------------------------------------------------
 S&P 500                            100.00         121.04         110.03          96.94          75.52          97.18
-------------------------------------------------------------------------------------------------------------------------
 Nasdaq Bank Index                  100.00          94.17         110.88         124.79         133.46         177.56
-------------------------------------------------------------------------------------------------------------------------

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which were known to the Company to be the beneficial owners of more than 5% of the issued and outstanding Common Stock, (ii) the directors and director nominees of the Company, (iii) certain executive officers of the Company, and (iv) all directors, director nominees and executive officers of the Company as a group.

                                                             AMOUNT AND NATURE
                                                               OF BENEFICIAL
NAME OF BENEFICIAL OWNER                                      OWNERSHIP AS OF       PERCENT OF
OR NUMBER OF PERSONS IN GROUP                                MARCH 5, 2004 (1)    COMMON STOCK(2)
-----------------------------                                -----------------    ---------------
CFS Bancorp, Inc. .........................................      1,295,517(3)           10.6%
Employee Stock Ownership Plan Trust
707 Ridge Road
Munster, IN 46321

Dimensional Fund Advisors, Inc. ...........................        637,143               5.2%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Directors and Director Nominees:

Sally A. Abbott............................................         47,918(4)(5)           *
Gregory W. Blaine..........................................         38,950(6)              *
Thomas J. Burns............................................         34,617(7)              *
Gene Diamond...............................................         77,637(8)              *
Frank D. Lester............................................         12,200(9)              *
James W. Prisby............................................        409,950(4)(10)        3.3%
Thomas F. Prisby...........................................        450,895(4)(11)        3.6%
Charles R. Webb............................................          9,100(12)             *

Other Named Executive Officers:

Thomas L. Darovic..........................................         12,000(13)             *
John T. Stephens...........................................        287,151(4)(14)        2.3%
Jeffrey C. Stur............................................         76,586(15)             *

All directors, director nominees and executive officers of
  the Company as a group (eleven persons)..................      1,457,004(16)          11.3%

---------------
  * Represents less than 1% of the outstanding stock.

 (1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

 (2) Percentages are calculated on the basis of the amount of outstanding shares plus all options exercisable within 60 days of March 5, 2004 for each individual and for all directors and executive officers as a group.

 (3) The Employee Stock Ownership Plan Trust exists by virtue of an agreement between the Company and Messrs. James Prisby and Cole and Janice S. Dobrinich, Senior Vice President -- Human Resources,

                                         (Footnotes continued on following page)
     who act as trustees of the ESOP ("Trustees"). Under the terms of the ESOP, the allocated shares held in the ESOP will be voted in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP Trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. As of December 31, 2003, 579,837 shares held by the ESOP had been allocated to the accounts of participating employees. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the ESOP.

 (4) Includes with respect to Ms. Abbott and Messrs. James Prisby, Thomas Prisby and Stephens 9,078, 41,120, 56,336 and 26,805 shares, respectively, held by trusts established by the Company to fund its obligations with respect to deferred supplemental retirement benefits. Ms. Abbott and Messrs. James Prisby, Thomas Prisby and Stephens each disclaim beneficial ownership of such shares except to the extent of their personal pecuniary interests therein.

 (5) Includes 15,400 shares subject to stock options exercisable within 60 days of the Voting Record Date, 3,200 shares held in the Recognition Plan allocated to Ms. Abbott and 20,240 shares held in an individual retirement plan for Ms. Abbott.

 (6) Includes 15,400 shares subject to stock options exercisable within 60 days of the Voting Record Date, 2,700 shares held in the Recognition Plan allocated to Mr. Blaine and 50 shares held by Mr. Blaine's children living at his home.

 (7) Includes 15,400 shares subject to stock options exercisable within 60 days of the Voting Record Date, 3,200 shares held in the Recognition Plan allocated to Mr. Burns, 2,217 shares held in an individual retirement plan for Mr. Burns, and 1,000 shares owned by Mr. Burns' spouse.

 (8) Includes 15,400 shares subject to stock options exercisable within 60 days of March 5, 2004, 3,200 shares held in the Recognition Plan allocated to Mr. Diamond, 1,237 shares held in an individual retirement plan for Mr. Diamond, 42,000 shares held jointly with Mr. Diamond's spouse, and 3,000 shares in a private foundation established by Mr. Diamond. Mr. Diamond disclaims beneficial ownership of the shares owned by the private foundation.

 (9) Includes 7,200 shares subject to stock options exercisable within 60 days of the Voting Record Date and 4,000 shares held in the Recognition Plan allocated to Mr. Lester.

(10) Includes 166,000 shares subject to stock options exercisable within 60 days of the Voting Record Date, 26,000 shares held in the Recognition Plan allocated to Mr. James Prisby, 11,609 shares allocated to him pursuant to the ESOP, 33,735 shares held in the Bank's 401(k) profit sharing plan, 79,000 shares held in a trust for which Mr. James Prisby is the trustee and sole beneficiary, and 52,486 shares held in a trust for Mr. James Prisby's spouse.

(11) Includes 235,000 shares subject to stock options exercisable within 60 days of the Voting Record Date, 32,000 shares held in the Recognition Plan allocated to Mr. Thomas Prisby, 11,609 shares allocated to him pursuant to the ESOP, 14,951 shares held in the Bank's 401(k) profit sharing plan, 54,150 shares held in a trust of which Mr. Thomas Prisby is the trustee and sole beneficiary, 7,580 shares in an individual retirement account, 27,269 shares held in a trust for Mr. Thomas Prisby's spouse, and 2,000 shares owned by a private charitable foundation established by Mr. Thomas Prisby in 2002. Mr. Thomas Prisby disclaims beneficial ownership of the shares owned by the private foundation.

(12) Includes 2,400 shares exercisable within 60 days of the Voting Record Date, 4,000 shares held in the Recognition Plan allocated to Mr. Webb, and 700 shares owned by his spouse.

(13) Includes 7,000 shares subject to stock options exercisable within 60 days of the Voting Record Date and 5,000 shares held in the Recognition Plan allocated to Mr. Darovic.

                                         (Footnotes continued on following page)

(14) Includes 150,000 shares subject to stock options exercisable within 60 days of the Voting Record Date, 11,436 shares allocated to Mr. Stephens pursuant to the ESOP, 23,146 shares held in the Bank's 401(k) profit sharing plan, and 14,980 shares owned by Mr. Stephens's spouse and daughter.

(15) Includes 37,000 shares subject to stock options exercisable within 60 days of the Voting Record Date, 3,500 shares held in the Recognition Plan allocated to Mr. Stur, 6,227, shares allocated to him pursuant to the ESOP, 16,292 shares held in the Bank's 401(k) profit sharing plan and 5,000 shares owned jointly with Mr. Stur's spouse.

(16) Includes 78,300 shares held by the Recognition Plan, which may be voted by the twelve named directors and executive officers pending vesting and distribution, 40,881 shares allocated to the named executive officers pursuant to the ESOP, and 662,200 shares which may be acquired by directors and officers upon the exercise of stock options which are currently or shall first become exercisable within 60 days of the Voting Record Date.

                           AUDITOR FEES AND EXPENSES

AUDIT FEES

     The aggregate amount of fees billed by Ernst & Young LLP for its audit of the Company's annual financial statements for the fiscal years ended 2003 and 2002 were $175,000 and $157,000, respectively. These amounts include fees related to the auditor's review of the Company's unaudited interim financial statements that were included in reports filed by the Company under the Exchange Act during 2003 and 2002.

AUDIT-RELATED FEES

     Ernst & Young LLP performed audit-related services during fiscal years 2003 and 2002 related to the audit of the Company's benefit plans in fiscal years 2003 and 2002 and to reviewing and advising the Company regarding its internal control and internal audit programs for fiscal year 2002.

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                              -----------------
                                                               2003      2002
                                                              -------   -------
Audit of benefit plans......................................  $24,250   $23,000
Internal control and internal audit programs for 2002.......    5,500    25,600
                                                              -------   -------
                                                              $29,750   $48,600
                                                              =======   =======

TAX SERVICES

     The aggregate fees billed by Ernst & Young LLP for preparing federal, state and local income tax returns and for other tax-related services which include tax compliance, advice and planning during the fiscal years 2003 and 2002 were $58,250 and $60,600, respectively.

ALL OTHER FEES

     There were no other fees billed by Ernst & Young LLP during fiscal years 2003 and 2002.

PROHIBITED SERVICES

     The Company did not engage or pay any fees to Ernst & Young LLP with respect to the provision of any prohibited service, as defined under rules adopted by the SEC, during fiscal 2003. Prohibited services include bookkeeping services, financial information design and implementation, appraisal or valuation services, actuarial services, internal auditing, outsourcing agent functions, human resource services, investment banking or advisory services, legal services, and expert services unrelated to the audit.

     Ernst & Young LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

               SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of shareholders of the Company which is tentatively scheduled to be held in April of 2005 must be received at the principal executive offices of the Company, 707 Ridge Road, Munster, Indiana 46321, by the Corporate Secretary, no later than November 26, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before the next Annual Meeting pursuant to Section 2.14 of the Company's Bylaws. Any such proposal must also be received no later than November 26, 2004.

                                 ANNUAL REPORTS

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR FISCAL 2003 REQUIRED TO BE FILED UNDER THE EXCHANGE ACT. UPON REQUEST AND THE PAYMENT OF $0.10 (TEN CENTS) PER PAGE, COPIES OF ANY EXHIBIT TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL ALSO BE PROVIDED. ANY SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE COMPANY AT 707 RIDGE ROAD, MUNSTER, INDIANA 46321, ATTENTION: CORPORATE SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE VIA A LINK ON THE COMPANY'S WEBSITE AT WWW.CFSBANCORP.COM.

                                 OTHER MATTERS

     The Board of Directors knows of no additional information that will be presented for consideration at the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

                                          By Order of the Board of Directors

                                          /s/ MONICA F. SULLIVAN

                                          Monica F. Sullivan
                                          Corporate Secretary

March 26, 2004

                                                                      APPENDIX A

                               CFS BANCORP, INC.
                              AMENDED AND RESTATED
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     The Audit Committee Charter ("Charter") governs the operations of the Audit Committee ("Committee") of the Board of Directors ("Board") of CFS Bancorp, Inc. ("Company") and its subsidiaries.

INDEPENDENCE

     The Committee shall be members of, and appointed by, the Board and shall be comprised of at least three outside directors, each of whom is independent of management and the Company. A member of the Committee (including an immediate family member) shall be considered independent as long as he or she (1) does not accept any consulting, advisory, or other compensatory fee from the Company, except in his or her capacity as a member of the Board, and (2) is not an affiliated person of the Company or its subsidiaries. The Committee members shall meet the independence and experience requirements of the Nasdaq national market ("Nasdaq") as well as the rules and regulations of the Securities and Exchange Commission ("SEC").

FINANCIAL EXPERTISE

     All Committee members shall be financially literate, and at least one member shall be a "financial expert," as defined by the SEC. No Committee member shall simultaneously serve on the audit committee of more than three other public companies.

AUDIT COMMITTEE MEETINGS

     The Committee will meet at a minimum three times per year, with authority to convene additional meetings, as circumstances require. The Committee Chairperson shall prepare and/or approve all agenda items in advance of each meeting. The Committee shall meet periodically with management, internal auditors and independent auditors. It will also meet periodically in executive session. The Corporate Secretary will prepare meeting minutes.

     The Committee may request any Company officer or employee, consultant, the Company's outside counsel, or the independent auditor to attend a Committee meeting or to meet with any members of, or consultants to, the Committee.

PURPOSE

     The Committee shall assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to: oversee the accounting and financial reporting processes of the Company and the audits of its financial statements; annually appoint the Company's independent auditor who shall be ultimately accountable to the Committee; monitor the systems of internal control regarding financial, accounting, operational, and legal and regulatory compliance; monitor the qualifications, independence and performance of the Company's independent auditor and the Internal Audit/Compliance Department; provide an avenue of communication between the independent auditor, management, Internal Audit/Compliance Department, and the Board; and review the annual report as required by the SEC to be included in the Company's proxy statement.

     The Internal Audit/Compliance Department will report functionally to the Committee and day-to-day to the Vice Chairman, President and Chief Operating Officer. The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and has the authority to engage independent legal, accounting, or other advisors as it determines necessary to carry out its duties. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

     The Committee will report its findings to the Board.

RESPONSIBILITIES AND DUTIES

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditor is responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. Internal Audit is responsible for auditing the effectiveness of the Company's internal control system, including information technology, security, and control.

     The Committee shall:

 1) Be directly responsible for the appointment, retention, compensation, and oversight of the independent auditors (public accounting firm) on an annual basis. The Committee shall confirm annually the independence and shall review the performance of the independent auditor, including (1) obtaining and reviewing a report by the independent auditor describing the firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (3) all relationships between the independent auditor and the Company (to assess the auditor's independence).

    The Committee shall also pre-approve all audit fees and terms for all activities the independent auditor is engaged to complete. This includes any permissible non-audit services provided by the independent auditors, subject to the de minimis exceptions inscribed in the Securities Exchange Act of 1934, that are approved by the Committee prior to the completion of the audit. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of a Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting. In addition, the Committee shall ensure the rotation of the lead audit partner every five years and other audit partners every seven years.

 2) At least annually, obtain and review a report by the independent auditors as required by the SEC regarding:

     -  All critical accounting policies.

     - All alternative treatments of financial information under GAAP that have been discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     - Other material written communications between the independent auditor including any management letter or schedule of unadjusted differences.

     - Set policies for hiring employees or former employees of the independent auditor.

     - Review the independent auditor's proposed audit scope and approach, including coordination of the audit efforts with the Internal Audit Department. The Committee shall also consider the integrity of the Company's financial reporting processes and controls and shall assess, monitor and manage significant financial risk and the steps management has taken to monitor, control, and report such exposures. The Committee shall review significant findings prepared by the independent auditor and the internal auditing department together with management's responses. This should be completed in consultation with management, the internal auditor, and the independent auditor on an ongoing basis.

 5) Discuss on an ongoing basis with management and the independent auditor the impact or potential impact of regulatory and accounting initiatives and proposals on the Company's financial statements.

 6) Review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditor's report on management's assertion.

 7) Review and discuss earnings press releases, including the use of "pro-forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies.

 8) Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of the Company's disclosure controls and procedures and/or internal controls, or material weaknesses therein, and any fraud involving management or other employees who have a significant role in the Company's internal controls. This should be completed quarterly. The Committee Chairperson may represent the entire Committee for the purposes of this review.

 9) Review with management and the independent auditor the Company's annual audited financial statements prior to filing or distribution, the Company's quarterly financial results prior to the press release of earnings, and the Company's quarterly financial statements prior to filing or distribution. The review should include discussion with management and the independent auditor of any (1) significant issues regarding accounting principles, practices, and judgments made in connection with the preparation of the Company's annual audited financial statements, (2) significant changes in the selection or application of the Company's accounting principles, (3) significant and unusual transactions, (4) special steps adopted in light of material control deficiencies, (5) any items required to be communicated in accordance with SAS 61, and (6) the effect of off-balance sheet structures on the Company's financial statements. Each member of the Committee will receive copies of earnings information prior to its release and will have an opportunity to confer with the independent auditor regarding any questions he or she may have. The independent auditor will initiate a phone call to the Committee Chairperson for comment prior to the release of information.

10) Establish procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of concerns regarding accounting, internal accounting controls or auditing matters. All such procedures will comply with all provisions of law, regulations or company policy that prohibit discipline of or discrimination against employees who report what they reasonably believe to be violations of any law, rule or regulation applicable to the Company.

11) Discuss, at least annually, with management and the Company's Corporate Counsel, any legal or regulatory matters that may have a material impact on the financial statements, the Company's compliance policies, or inquiries received from regulators or governmental agencies.

12) Review codes of conduct adopted by the Company and ensure that management has established a system to enforce adherence to its code of conduct. Also, the Committee shall institute and oversee special investigations under the "Ethics Hotline Policy and Procedure" or other investigations as deemed necessary.

13) Monitor the appointment, compensation, and oversight of the Vice President - Internal Auditor. On a periodic basis, the Committee shall (1) review with management the organizational structure and qualifications of the Internal Audit/Compliance Department and any recommended changes; (2) review the Internal Audit/Compliance Charter; (3) approve the outsourcing of any Internal Audit Plan activities to an independent audit firm, i.e., outsourcing of the audit plan for information technology; and (4) review any independent audit firm's non-audit services and related fees. The Committee shall annually review with management the internal audit plan for the upcoming year to assure its complete-ness of coverage, reduction of redundant efforts, effective use of audit resources, and use of independent public accountants other than the appointed independent auditor. The Committee shall also review Internal Audit Department reports, managerial commentaries, and regulatory agencies' examination findings to evaluate the adequacy of the Company's internal controls on a periodic basis.

14) Prepare its report to the shareholders to be included in the Company's annual proxy statement as required by SEC regulations.

15) Complete an evaluation of its performance at least annually to determine whether it is functioning effectively. The Committee shall communicate to the Board committee activities, issues, and related recommendations.

16) Review and reassess the adequacy of this charter annually in light of any changes in regulatory requirements or authoritative guidance. Any proposed changes shall be recommended to the Board for approval. The approved document shall be published in accordance with SEC regulations.

Adopted 01/24/00
Amended 05/15/00
Amended 10/28/02
Amended 10/20/03
Amended 03/18/04

REVOCABLE                                                              REVOCABLE
PROXY                           CFS BANCORP, INC.                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CFS BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2004 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned hereby appoints the Board of Directors of CFS Bancorp, Inc. ("Company") or any successors thereto, as proxies, with full power of substitution, to represent and vote, as designated below, all shares of common stock of the Company held of record by the undersigned on March 5, 2004 at the Annual Meeting of Stockholders to be held at the Center for Visual and Performing Arts, located at 1040 Ridge Road, Munster, Indiana, on Tuesday, April 27, 2004 at 10:00 a.m. Central Time and at any adjournment thereof.

         This Proxy will be voted as directed, but if the proxy card is returned and properly signed and no instructions are specified, this Proxy will be voted FOR the election of the Board of Directors' nominees to the Board of Directors, and otherwise at the discretion of the proxy holders. If you do not return this card, your shares will not be voted. You may revoke this Proxy any time prior to the time it is voted at the Annual Meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.
          (Continued, and to be dated and signed, on the reverse side)
--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                                CFS BANCORP, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

                                              FOR WITHHOLD FOR ALL  In their discretion the proxies are authorized to vote upon such
                                              ALL   ALL    EXCEPT   other business as may properly come before the Annual Meeting.
1. ELECTION OF DIRECTORS. Nominees for three  / /   / /      / /    As of March 26, 2004, the Board of Directors knows of no other
year terms expiring in 2007 and until their                         business to be presented at the Annual Meeting.
successors are elected and qualified:
                                                                    The undersigned hereby acknowledges receipt of the Notice of the
Nominees: Frank D. Lester and Thomas F. Prisby.                     Annual Meeting of Stockholders of CFS Bancorp, Inc. called for
                                                                    April 27, 2004, the accompanying Proxy Statement, and the
INSTRUCTIONS: To withhold authority to vote                         accompanying Annual Report to Stockholders prior to the signing
for one of the nominees, mark "For All                              of this Proxy.
Except" and write the name of such nominee
in the space provided below.                                        Date: ___________________________________________________ , 2004

--------------------------------------------                        Signature ______________________________________________________
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE FOR THE ELECTION OF THE NOMINEES LISTED                        Signature ______________________________________________________
ABOVE.
                                                                    Please sign this Proxy exactly as your name appears on your stock certificate. When shares of the Company are held by joint tenants, both tenants should sign. When signing this Proxy as attorney, executor, administrator, trustee, or guardian,
                                                                    please give the full title of such. If the shares are owned by a corporation, please sign the Proxy using the full corporate name, by the President or other authorized officer. If a
                                                                    partnership or other entity owns the shares, please have an authorized person sign on behalf of the partnership or other entity.



--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\




                             YOUR VOTE IS IMPORTANT.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

                          USING THE ENCLOSED ENVELOPE.

                         [CFS BANCORP, INC. LETTERHEAD]



                                                                  March 26, 2004


To: Participants in the Citizens Financial Services, FSB Employee Benefit Plans

         As described in the attached materials, your voting instructions as a stockholder of CFS Bancorp, Inc. (the "Company") are being solicited in connection with the proposal to be considered at the Company's upcoming Annual Meeting of Stockholders to be held on April 27, 2004. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account(s) as a participant in the Company's employee benefit plans ("Employee Benefit Plans") will be voted.

          Enclosed with this letter is a copy of the Company's latest Annual Report, a Proxy Statement describing the matters to be voted upon, voting instruction ballot(s) that will permit you to vote the shares allocated to your account(s), and a return envelope. You will receive separate instruction ballots for each Employee Benefit Plan in which you participate. After you have reviewed the Annual Report and Proxy Statement, we urge you to vote your shares held pursuant to the plan(s) by marking, dating, signing and returning the enclosed voting instruction ballot(s) to the Tabulator in the accompanying envelope. Your instructions must be received by the Tabulator on or before noon on April 25, 2004. Please return a ballot for each plan in which you participate. The Tabulator will keep your vote confidential.

          We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions are not received, the shares allocated to your account(s) pursuant to the Employee Benefit Plans will not be voted. While we hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

          Please note that the enclosed material relates only to those shares which have been allocated to your account under the Company's Employee Benefit Plans. You may receive other voting material for shares otherwise owned by you individually and not under the Employee Benefit Plans.

                                           Best regards,


                                           /s/ Thomas F.  Prisby
                                           ------------------------------
                                               Thomas F. Prisby

                                CFS BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                        VOTING INSTRUCTION BALLOT FOR THE
                             CFS BANCORP, INC. ESOP

Participant: <<Name>>
             <<EmpNo>>

Number of Shares: <<Shares>>

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan ("ESOP") of CFS Bancorp, Inc. to vote, as designated below, all the shares of Common Stock of CFS Bancorp, Inc. ("Company") that were allocated to my account pursuant to the ESOP as of March 5, 2004 upon the following proposal to be presented at the Annual Meeting of Stockholders of the Company on April 27, 2004 and at any adjournment thereof.


1.      Election of Directors

                       [ ]    FOR ALL            [ ]     FOR ALL EXCEPT

Nominees for three year terms expiring in 2007 or until their successors are elected and qualified:

                       Frank D. Lester           Thomas F. Prisby

INSTRUCTIONS: To withhold authority to vote for one of the nominees, mark "For All Except" and write the name of such nominee in the space provided below.

               --------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

In their discretion the proxies are authorized to vote upon other business as may properly come before the Annual Meeting. As of March 26, 2004, the Board of Directors knows of no other business to be presented at the Annual Meeting.

SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE NOMINATED DIRECTORS.

                                               Dated                      , 2004
----------------------------------------------       --------------------
Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, YOUR SHARES WILL BE VOTED FOR THE NOMINEES SPECIFIED ABOVE. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE VOTED.

                                CFS BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                        VOTING INSTRUCTION BALLOT FOR THE
                        CITIZENS FINANCIAL SERVICES, FSB
             EMPLOYEES' SAVINGS & PROFIT SHARING PLAN (401(K) PLAN)

Participant:<<Name>>
            <<EmpNo>>

Number of Shares:<<Shares>>

The undersigned hereby instructs the Trustees of the Employees' Savings and Profit Sharing Plan ("401(k) Plan") of CFS Bancorp, Inc. to vote, as designated below, all the shares of Common Stock of CFS Bancorp, Inc. ("Company") that were allocated to my account pursuant to the 401(k) Plan as of March 5, 2004 upon the following proposal to be presented at the Annual Meeting of Stockholders of the Company on April 27, 2004 and at any adjournment thereof.


1.      Election of Directors

                       [ ]    FOR ALL           [ ]     FOR ALL EXCEPT

Nominees for three year terms expiring in 2007 or until their successors are elected and qualified:

                       Frank D. Lester           Thomas F. Prisby

INSTRUCTIONS: To withhold authority to vote for one of the nominees, mark "For All Except" and write the name of such nominee in the space provided below.

               --------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

In their discretion the proxies are authorized to vote upon other business as may properly come before the Annual Meeting. As of March 26, 2004, the Board of Directors knows of no other business to be presented at the Annual Meeting.

SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE NOMINATED DIRECTORS.

                                               Dated                      , 2004
----------------------------------------------       --------------------
Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, YOUR SHARES WILL BE VOTED FOR THE NOMINEES SPECIFIED ABOVE. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE VOTED.

                                CFS BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                        VOTING INSTRUCTION BALLOT FOR THE
                       1998 RECOGNITION AND RETENTION PLAN


Participant:<<Name>>
            <<SSNo>>

Number of Shares:<<Shares>>

The undersigned hereby instructs the Trustees of the 1998 Recognition and Retention Plan ("RRP") of CFS Bancorp, Inc. to vote, as designated below, all the shares of Common Stock of CFS Bancorp, Inc. ("Company") that were allocated to my account pursuant to the RRP as of March 5, 2004 upon the following proposal to be presented at the Annual Meeting of Stockholders of the Company on April 27, 2004 and at any adjournment thereof.


1.      Election of Directors

                       [ ]    FOR ALL            [ ]     FOR ALL EXCEPT

Nominees for three year terms expiring in 2007 or until their successors are elected and qualified:

                       Frank D. Lester           Thomas F. Prisby

INSTRUCTIONS: To withhold authority to vote for one of the nominees, mark "For All Except" and write the name of such nominee in the space provided below.

               --------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

In their discretion the proxies are authorized to vote upon other business as may properly come before the Annual Meeting. As of March 26, 2004, the Board of Directors knows of no other business to be presented at the Annual Meeting.

SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE NOMINATED DIRECTORS.

                                               Dated                      , 2004
----------------------------------------------       --------------------
Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, YOUR SHARES WILL BE VOTED FOR THE NOMINEES SPECIFIED ABOVE. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE VOTED.